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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 12, 2001

                            HOMESTAKE MINING COMPANY
                            ------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   1-8736                 94-2934609
----------------------------       ------------        -------------------
(State or other jurisdiction       (Commission          (I.R.S. Employer
      of incorporation)            File Number)        Identification No.)


           1600 Riviera Avenue, Suite 200, Walnut Creek, CA 94596-3568
               (Address of principal executive offices) (zip code)

                                 (925) 817-1300
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

On November 9, 2001, Homestake Mining Company (Homestake) filed an amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2000. The Consent of PricewaterhouseCoopers LLP, Independent Accountants, relating to the incorporation by reference in certain Homestake registration statements, of their report on the December 31, 2000 financial statements contained in that Form 10-K/A, is attached as Exhibit I.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            HOMESTAKE MINING COMPANY


DATE:  NOVEMBER 12, 2001                   BY:   /s/ Wayne Kirk
                                           -----------------------------------
                                           NAME: WAYNE KIRK
                                           TITLE: VICE PRESIDENT, GENERAL
                                                  COUNSEL AND CORPORATE
                                                  SECRETARY




                                  EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No. Description

EXHIBIT I CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS.


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    EXHIBIT I CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the following Registration Statements of Homestake Mining Company: Post-Effective Amendment No. 3 to No. 2-90905 on Form S-8 (originally filed on Form S-3); No. 33-26049 on Form S-8; No. 2-66538 on Form S-8; Post-Effective Amendment No. 1 to No. 33-48526 on Form S-8 (originally filed on Form S-4); No. 333-17357 on Form S-8; No. 333-17359 on Form S-8; No. 333-68253 on Form S-8; No. 333-43352 on Form S-8;
No. 333-24711 on Form S-3; No. 333-66311 on Form S-3; and No. 333-41434 on Form
S-3 of our report dated January 31, 2001, except for Notes 23 and 21 as to which the date is November 7, 2001, relating to the financial statements, which appears in the amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2000, filed on November 9, 2001.




PricewaterhouseCoopers LLP
November 9, 2001